                                                                       Exhibit 1


                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Shares of CNBC Bancorp, an Ohio corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Capitalized terms used herein without definition shall have the meaning set-forth in the Schedule 13D.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 9th day of September, 2002.


                                       FAIRWOOD INVESTMENT CO.


                                       By: /s/ Jameson Crane, Jr.
                                           -------------------------------------
                                           Jameson Crane, Jr., Vice President


                                       CRANE GROUP RETIREMENT PLAN


                                       By: /s/ Jameson Crane
                                           -------------------------------------
                                           Jameson Crane, Trustee


                                       DAVID J. RYAN TRUST


                                       By: /s/ David J. Ryan
                                           -------------------------------------
                                           David J. Ryan, Trustee


                                       MARY ELLEN RYAN TRUST


                                       By: /s/ Mary Ellen Ryan
                                           -------------------------------------
                                           Mary Ellen Ryan, Trustee


                                       CORNA & DICESARE INVESTMENT COMPANY


                                       By: /s/ Mark S. Corna
                                           -------------------------------------
                                           Mark S. Corna, Partner


                                       DRK FAMILY LIMITED PARTNERSHIP


                                       By:
                                           -------------------------------------
                                           Donald R. Kenney, General Partner


                                       MJK FAMILY LIMITED PARTNERSHIP


                                       By:
                                           -------------------------------------
                                           Donald R. Kenney, General Partner


                                       JMK FAMILY LIMITED PARTNERSHIP


                                       By:
                                           -------------------------------------
                                           Donald R. Kenney, General Partner

                                       FEM FAMILY LIMITED PARTNERSHIP


                                       By:
                                           -------------------------------------
                                           Donald R. Kenney, General Partner


                                       By: /s/ Thomas D. McAuliffe
                                           -------------------------------------
                                           Thomas D. McAuliffe



                                           -------------------------------------
                                           Andrea McAuliffe


                                           /s/ Loreto V. Canini
                                           -------------------------------------
                                           Loreto V. Canini


                                           /s/ Mark S. Corna
                                           -------------------------------------
                                           Mark S. Corna


                                           /s/ Jameson Crane, Jr.
                                           -------------------------------------
                                           Jameson Crane, Jr.


                                           /s/ Judith A. DeVillers
                                           -------------------------------------
                                           Judith A. DeVillers



                                           -------------------------------------
                                           Paula Gummer



                                           -------------------------------------
                                           George A. Gummer


                                           /s/ Deborah Hoy
                                           -------------------------------------
                                           Deborah Hoy

                                           /s/ William L. Hoy
                                           -------------------------------------
                                           William L. Hoy


                                           /s/ Clark Kellogg
                                           -------------------------------------
                                           Clark Kellogg


                                           /s/ Rosella Kellogg
                                           -------------------------------------
                                           Rosella Kellogg



                                           -------------------------------------
                                           Cheryl A. Kenney



                                           -------------------------------------
                                           Donald R. Kenney


                                           /s/ Samuel E. McDaniel
                                           -------------------------------------
                                           Samuel E. McDaniel


                                           /s/ Valerie McDaniel
                                           -------------------------------------
                                           Valerie McDaniel


                                           /s/ Kent K. Rinker
                                           -------------------------------------
                                           Kent K. Rinker



                                           -------------------------------------
                                           Nancy Rinker


                                           /s/ John A. Romelfanger
                                           -------------------------------------
                                           John A. Romelfanger


                                           /s/ Bernadette Romelfanger
                                           -------------------------------------
                                           Bernadette Romelfanger


                                           /s/ Richard F. Ruhl
                                           -------------------------------------
                                           Richard F. Ruhl

                                           /s/ David J. Ryan
                                           -------------------------------------
                                           David J. Ryan


                                           /s/ Mary Ellen Ryan
                                           -------------------------------------
                                           Mary Ellen Ryan



                                           -------------------------------------
                                           Peter C. Taub



                                           -------------------------------------
                                           Catherine H. Taub



                                           -------------------------------------
                                           John A. Tonti


                                           /s/ Alan R. Weiler
                                           -------------------------------------
                                           Alan R. Weiler


                                           /s/ Beatrice Weiler
                                           -------------------------------------
                                           Beatrice Weiler



                                           -------------------------------------
                                           Michael Wren